UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-5385

DWS Value Series, Inc.

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Dreman Small Cap Value Fund

(formerly Scudder-Dreman Small Cap Value Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of small companies involve greater risk, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements than securities of larger, more-established companies. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

Class A, B, C, I, R and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustments for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I, Class R, and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown for Class R and for the 5-year and 10-year periods shown for Class A, B, C and the 5-year and Life of Class periods shown for Class I, reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class R shares prior to October 1, 2003 are derived from the historical performance of Class A shares of DWS Dreman Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of the class. Any differences in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Dreman Small Cap Value Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	14.07%	26.52%	25.38%	15.47%	9.22%
Class B	13.61%	25.36%	24.30%	14.50%	8.29%
Class C	13.68%	25.56%	24.45%	14.60%	8.40%
Class I	14.24%	26.92%	25.84%	16.01%	9.80%
Class R	13.99%	26.22%	25.05%	15.07%	8.78%
Russell 2000 Index+	7.03%	18.24%	19.16%	9.10%	8.52%
Russell 2000 Value Index++	8.26%	18.22%	21.20%	13.70%	12.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 5/31/06
	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	14.28%	26.94%	25.85%	21.88%
Russell 2000 Index+	7.03%	18.24%	19.16%	19.17%
Russell 2000 Value Index++	8.26%	18.22%	21.20%	20.09%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I	Class R	Institutional Class
Net Asset Value: 5/31/06	$ 36.72	$ 33.82	$ 34.24	$ 38.52	$ 36.83	$ 36.90
11/30/05	$ 35.36	$ 32.84	$ 33.19	$ 37.04	$ 35.38	$ 35.61
Distribution Information: Six Months: Income dividends as of 5/31/06	$ .10	$ —	$ —	$ .27	$ —	$ .26
Capital Gain Distributions as of 5/31/06	$ 3.14	$ 3.14	$ 3.14	$ 3.14	$ 3.14	$ 3.14
Class A Lipper Rankings — Small-Cap Core Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	70	of	636	11
3-Year	34	of	506	7
5-Year	28	of	377	8
10-Year	69	of	102	67

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Small Cap Value Fund — Class A [] Russell 2000 Index+ [] Russell 2000 Value Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Dreman Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,925	$18,575	$19,346	$22,766
	Average annual total return	19.25%	22.93%	14.11%	8.57%
Class B	Growth of $10,000	$12,236	$19,005	$19,577	$22,185
	Average annual total return	22.36%	23.87%	14.38%	8.29%
Class C	Growth of $10,000	$12,556	$19,273	$19,763	$22,410
	Average annual total return	25.56%	24.45%	14.60%	8.40%
Class I	Growth of $10,000	$12,692	$19,927	$21,010	$25,478
	Average annual total return	26.92%	25.84%	16.01%	9.80%
Class R	Growth of $10,000	$12,622	$19,553	$20,175	$23,190
	Average annual total return	26.22%	25.05%	15.07%	8.78%
Russell 2000 Index+	Growth of $10,000	$11,824	$16,918	$15,455	$22,659
	Average annual total return	18.24%	19.16%	9.10%	8.52%
Russell 2000 Value Index++	Growth of $10,000	$11,822	$17,802	$19,006	$33,911
	Average annual total return	18.22%	21.20%	13.70%	12.99%

The growth of $10,000 is cumulative.

Comparative Results as of 5/31/06
DWS Dreman Small Cap Value Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,269,400	$1,993,500	$2,113,400
	Average annual total return	26.94%	25.85%	21.88%
Russell 2000 Index+	Growth of $1,000,000	$1,182,400	$1,691,800	$1,930,100
	Average annual total return	18.24%	19.16%	19.17%
Russell 2000 Value Index++	Growth of $1,000,000	$1,182,200	$1,780,200	$1,986,700
	Average annual total return	18.22%	21.20%	20.09%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* Institutional Class commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 5/31/06
DWS Dreman Small Cap Value Fund	6-Month*	1-Year	Life of Class*
Class S	14.24%	26.88%	18.33%
Russell 2000 Index+	7.03%	18.24%	12.11%
Russell 2000 Value Index++	8.26%	18.22%	13.01%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 5/31/06	$ 36.71
11/30/05	$ 35.44
Distribution Information: Six Months: Income dividends as of 5/31/06	$ .25
Capital Gain Distributions as of 5/31/06	$ 3.14
Class S Lipper Rankings — Small-Cap Core Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	67	of	636	11

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Small Cap Value Fund — Class S [] Russell 2000 Index+ [] Russell 2000 Value Index++

Comparative Results as of 5/31/06
DWS Dreman Small Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$12,688	$12,344
	Average annual total return	26.88%	18.33%
Russell 2000 Index+	Growth of $10,000	$11,824	$11,536
	Average annual total return	18.24%	12.11%
Russell 2000 Value Index++	Growth of $10,000	$11,822	$11,652
	Average annual total return	18.22%	13.01%

The growth of $10,000 is cumulative.

* Class S commenced operations on February 28, 2005. Index returns began on February 28, 2005.

+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

++ The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,140.70	$ 1,136.10	$ 1,136.80	$ 1,142.40	$ 1,139.90	$ 1,142.40	$ 1,142.80
Expenses Paid per $1,000*	$ 6.30	$ 10.86	$ 10.18	$ 4.59	$ 7.15	$ 4.43	$ 4.49
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,019.05	$ 1.014.76	$ 1.015.41	$ 1,020.64	$ 1,018.25	$ 1,020.79	$ 1,020.74
Expenses Paid per $1,000*	$ 5.94	$ 10.25	$ 9.60	$ 4.33	$ 6.74	$ 4.18	$ 4.23

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class I	Class R	Class S	Institutional Class
DWS Dreman Small Cap Value Fund	1.18%	2.04%	1.91%	.86%	1.34%	.83%	.84%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Lead Portfolio Managers David N. Dreman and Nelson Woodard discuss the economy, the market environment and the performance of DWS Dreman Small Cap Value Fund for the six-month period ended May 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: To explain how we see recent developments in the market and the economy, it helps to go a little further back in time. As value investors, we saw and were concerned about the huge tech bubble that eventually burst in the spring of 2001. At that point, the US Federal Reserve Board (the Fed) stepped in to stimulate the economy with lower interest rates, and subsequent tax cuts provided further support for consumer spending. Appreciation in housing prices between 2002 and 2004 essentially offset consumers' stock market losses, so that consumer spending was very robust throughout the period while the industrials sector was fairly weak.

In 2004 and 2005, business investment began to come back, at about the time that higher energy prices and a slower rate of appreciation in housing prices were beginning to crimp consumers' ability to spend. So, while consumer spending was still driving the economy, we began to focus on the business and industrial side, in the belief that it would supplant the consumer sector as the main source of economic growth. This shift has occurred as expected, with strong growth in business revenue, earnings and investment in recent months. Productivity growth has been truly amazing in the last few years, and that has been an important source of expanding corporate profits.

The last few months have been a rather odd period for the US economy, with a weak showing in the hurricane-impacted fourth quarter of 2005 followed by a significant rebound in the first quarter of 2006.

As we near the middle of 2006, the economy continues to perform well, but rising prices of energy and other commodities are creating increasing concerns about inflation. The Fed has indicated that it may continue raising short-term interest rates in an effort to slow economic growth and stem inflation. We believe that this effort will be successful, and that growth will slow somewhat in the last half of 2006.

Q: Based on your views of the economic situation, how have you positioned the fund?

A: Believing that higher interest rates and energy prices would cause consumer spending to slow, we began underweighting consumer stocks during 2005.1 Because higher interest rates can hurt margins for interest-sensitive companies, we also underweighted banks and thrifts. The fund has been overweighted in energy for a long time, and it still is, but we have reduced that overweight, in the belief that energy stocks will be increasingly volatile.

1 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Balancing these underweights, we have made major investments in companies that have increasing exposure to infrastructure such as roads, bridges, water and the electrical grid. We believe that the United States can no longer ignore the need to invest in these essential elements of our economy. We believe that the economic slowdown we expect in the months ahead will be mainly in the consumer side of the economy, and that demand will continue strong for industrial goods and basic materials, both in the United States and internationally.

Q: How did the market and the fund perform over the last six months?

A: The broad market, as measured by the S&P 500 Index, had a return of 2.60% for the six-month period ended May 31, 2006.2 Small-cap stocks performed significantly better than large-cap issues: Russell 2000 Index, which measures the return of small-cap stocks, had a return of 7.03%, with 2.76% for the Russell 1000 Index, which tracks large-cap stocks.3

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $13.0 billion; the median market capitalization was approximately $4.6 billion. The smallest company in the index had an approximate market capitalization of $1.8 billion.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the index had an approximate market capitalization of $1.8 billion.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

DWS Dreman Small Cap Value Fund's Class A shares outperformed its benchmarks for the six-month, one-year, three-year and five-year periods ended May 31, 2006. The fund's return (Class A shares) for the six months ended May 31, 2006 was 14.07%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The return of the Russell 2000 Index for this period was 7.03%, and the return of the Russell 2000 Value Index was 8.26%.4 The Lipper peer group of Small Cap Value Funds had an average return of 7.18%.5

4 The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

5 The Lipper Small-Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current-earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. It is not possible to invest directly in a Lipper category.

Q: What strategies or holdings contributed most to performance?

A: Our overweights in industrials and materials were major sources of the fund's strong performance. One of the best performing stocks, General Cable Corp., provides a good example of the kind of investment we seek. We believe this company, which makes high- and low- voltage electrical cable and also data cable, stands to benefit from increased investment in the power grid and also from the growing importance of broadband communications. When we bought the stock in 2002, the company was losing money; earnings have grown dramatically in the last few years, and we see continued opportunity for this stock.

Another contributor to performance was Oregon Steel Mills, Inc., which makes steel pipe for energy and water infrastructure. It appears to be well-positioned to benefit from new pipelines being constructed to bring gas and oil from Alaska.

Terex Corp., a manufacturer of trucks and farm machinery, was another contributor to performance. This company had some serious problems several years ago, but we saw the potential for a rebound from increasing industrial demand, including the move to ethanol, which may benefit the farm sector. Earnings of Terex have expanded tremendously.

Also interesting is RTI International Metals, Inc., a titanium processor. RTI's revenue and earnings have increased dramatically because of increasing demand in the aviation industry for lightweight materials that can be used to build more energy-efficient aircraft.

Strong stocks in the information technology sector were CommScope Inc. and Anixter International, Inc. In both of these cases, we bought the stocks just as earnings were beginning to recover from their low points.

Q: What were some of the negatives?

A: The biggest detractor from performance was stock selection in health care. Two holdings that performed poorly were Odyssey HealthCare, Inc. and Allied International Healthcare, Inc. Allied is a provider of health care services in Great Britain; this is a stock that moved up significantly after we bought it, and then retreated on some negative announcements. Odyssey is a provider of hospice care services that is affected by uncertainties regarding Medicare and Medicaid reimbursements. We continue to own both of these stocks, which we believe offer value, despite short-term negatives.

Another disappointment was Chiquita Brands International, Inc., which has attempted to balance the cyclicality of the banana business by producing cut fruit that answers consumers' need for convenient, healthful foods. The company's execution of this strategy has not been good to date, but we continue to own the stock, which we consider to be relatively inexpensive.

Q: Do you have other comments for shareholders?

A: Part of the beauty of small cap investing is the opportunity to identify companies that are not widely followed and that are poised for significant earnings growth. A number of the stocks that contributed to recent performance are in this category. We are dedicated value investors, but sometimes, especially in the small-cap arena, we have to define value differently from the traditional concept of low price/earnings (P/E) ratio, especially when considering cyclical stocks. Some of our best-performing stocks were in an earnings trough (and therefore had high P/Es) when we bought them several years ago, but their stock prices have risen significantly as earnings have recovered. (Past performance is no guarantee of future results.)Our objective is to spot companies that have sustainable earnings growth potential and then to sell at the proper point in the cycle. Another way to define value is in terms of assets; sometimes natural resources companies with minimal current earnings can be attractive because of assets in the ground that may be harvested in the future.

The small-cap market can be volatile, and that volatility creates opportunities for our contrarian investment philosophy. We seek small-cap companies with positive earnings momentum, positive cash flow and solid balance sheets that can be bought at prices below what we see as their intrinsic value.

As always, we thank our shareholders for their continued support and interest.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	5/31/06	11/30/05

Common Stocks	93%	93%
Cash Equivalents	6%	4%
Closed End Investment Companies	1%	1%
Corporate Bonds	—	2%
	100%	100%
Sector Diversification (As a % of Common Stock)	5/31/06	11/30/05

Industrials	27%	26%
Financials	20%	19%
Materials	11%	9%
Energy	11%	16%
Information Technology	10%	8%
Health Care	9%	9%
Utilities	6%	7%
Consumer Discretionary	4%	3%
Consumer Staples	2%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (17.0% of Net Assets)
1. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	2.4%
2. NovaStar Financial, Inc. Operator of real estate investment trust	2.2%
3. Southern Union Co. Explorer of natural gas distributes	1.7%
4. CommScope, Inc. Manufacturer of coaxial television cables	1.7%
5. RTI International Metals, Inc. Manufactures and distributes metal mill products	1.7%
6. Oregon Steel Mills, Inc. Produces steel plate and pipe from plants	1.6%
7. KKR Financial Corp. Invests in residential mortgage loans and mortgage-backed securities	1.6%
8. Terex Corp. Diversified global manufacturer in mining and heavy-duty trucks and cranes	1.4%
9. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.4%
10. Foster Wheeler Ltd. Provides engineering, construction and manufacturing services	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 93.6%
Consumer Discretionary 4.2%
Diversified Consumer Services 0.1%
Nobel Learning Communities, Inc.	204,200	2,075,693
Hotels Restaurants & Leisure 1.4%
Bally Technologies, Inc.*	443,400	6,819,492
Penn National Gaming, Inc.*	65,400	2,513,322
Shuffle Master, Inc.*	234,400	8,546,224
		17,879,038
Household Durables 0.3%
Helen of Troy Ltd.*	204,800	3,930,112
Internet & Catalog Retail 0.1%
Coldwater Creek, Inc.*	29,200	750,440
Media 0.4%
Lakes Entertainment, Inc.*	517,800	5,100,330
Multiline Retail 0.3%
Tuesday Morning Corp.	249,200	4,004,644
Specialty Retail 0.5%
Payless ShoeSource, Inc.*	209,700	5,594,796
Shoe Carnival, Inc.*	66,300	1,544,127
		7,138,923
Textiles, Apparel & Luxury Goods 1.1%
Phillips-Van Heusen Corp.	190,464	6,751,949
Wolverine World Wide, Inc.	308,450	7,075,843
		13,827,792
Consumer Staples 1.9%
Food & Staples Retailing 0.3%
Nash Finch Co.	161,400	3,749,322
Food Products 1.4%
Chiquita Brands International, Inc.	405,400	5,801,274
Ralcorp Holdings, Inc.*	281,100	11,752,791
		17,554,065
Tobacco 0.2%
Vector Group Ltd.	184,910	3,104,639
Energy 9.9%
Energy Equipment & Services 4.8%
Atwood Oceanics, Inc.*	164,500	8,022,665
Bronco Drilling Co., Inc.*	154,700	3,233,230
Global Industries, Ltd.*	470,200	9,126,582
Grant Prideco, Inc.*	154,100	7,402,964
Hornbeck Offshore Services, Inc.*	73,700	2,608,980
Matrix Service Co.*	263,800	3,123,392
Oil States International, Inc.*	208,000	7,225,920
Pioneer Drilling Co.*	97,200	1,377,324
RPC, Inc.	267,300	6,252,147
Superior Energy Services, Inc.*	282,800	9,304,120
Willbros Group, Inc.*	160,400	3,333,112
		61,010,436
Oil, Gas & Consumable Fuels 5.1%
Carrizo Oil & Gas, Inc.*	237,200	6,684,296
CNX Gas Corp. 144A*	62,700	1,783,188
Energy Metals Corp.*	980,000	5,427,145
Holly Corp.	31,300	2,611,359
McMoRan Exploration Co.*	314,200	5,319,406
NGP Capital Resources Co.	94,749	1,317,011
Parallel Petroleum Corp.*	361,900	8,750,742
Petrohawk Energy Corp.*	534,800	6,273,204
Pinnacle Gas Resources, Inc. 144A*	459,000	5,049,918
Quest Resource Corp.*	369,600	5,710,320
Rosetta Resources, Inc. 144A*	128,300	2,255,514
Uranium Resources, Inc.*	2,217,775	11,643,319
Western Refining, Inc.	163,400	2,924,860
		65,750,282
Financials 18.7%
Banks 2.6%
AmericanWest Bancorp.	174,200	4,062,344
BankAtlantic Bancorp., Inc. "A"	332,700	4,890,690
Beverly Hills Bancorp., Inc.	110,500	1,037,595
Centennial Bank Holdings, Inc.*	600,000	6,540,000
Commercial Capital Bancorp., Inc.	1	14
NewAlliance Bancshares, Inc.	428,900	6,034,623
PFF Bancorp., Inc.	126,100	4,287,400
Provident Bankshares Corp.	82,000	2,892,960
Sterling Financial Corp.	122,407	3,677,107
		33,422,733
Capital Markets 1.2%
Apollo Investment Corp.	483,800	9,211,552
Hercules Technology Growth Capital, Inc.	187,200	2,246,400
MCG Capital Corp.	270,800	4,259,684
		15,717,636
Consumer Finance 0.2%
ASTA Funding, Inc.	55,900	2,043,704
Diversified Financial Services 0.9%
Castlepoint Holdings Ltd. 144A*	821,900	9,040,900
CMET Finance Holdings, Inc. *	10,800	259,200
Prospect Energy Corp.	120,496	1,980,954
		11,281,054
Insurance 5.3%
AmCOMP, Inc.*	186,300	1,937,520
Amerisafe, Inc.*	430,400	4,842,000
Arch Capital Group Ltd.*	227,200	13,041,280
Endurance Specialty Holdings Ltd.	145,700	4,451,135
Meadowbrook Insurance Group, Inc.*	589,200	4,466,136
Odyssey Re Holdings Corp.	320,800	7,853,184
Platinum Underwriters Holdings Ltd.	152,800	4,116,432
ProCentury Corp.	329,400	4,219,614
Selective Insurance Group, Inc.	186,900	10,186,050
Tower Group, Inc.	437,400	13,563,774
		68,677,125
Real Estate 8.5%
Annaly Mortgage Management, Inc. (REIT)	235,500	3,061,500
Capital Lease Funding, Inc. (REIT)	593,000	7,056,700
CBRE Realty Finance, Inc. 144A	300,000	4,462,200
Fieldstone Investment Corp. (REIT)	633,600	6,602,112
Jer Investors Trust, Inc. (REIT)	492,500	7,697,775
KKR Financial Corp. (REIT)	924,600	19,925,130
MFA Mortgage Investments, Inc. (REIT)	482,900	3,274,062
MortgageIT Holdings, Inc. (REIT)	829,900	10,116,481
Newcastle Investment Corp. (REIT)	393,959	9,691,391
NovaStar Financial, Inc. (REIT)	909,300	28,624,764
Thomas Properties Group, Inc. (REIT)	365,700	4,552,965
Vintage Wine Trust, Inc. (REIT) 144A	469,300	4,223,700
		109,288,780
Health Care 8.6%
Health Care Equipment & Supplies 2.4%
Adeza Biomedical Corp.*	233,400	3,064,542
Kinetic Concepts, Inc.*	348,900	13,572,210
Laserscope*	276,100	5,853,320
The Cooper Companies, Inc.	182,500	8,641,375
		31,131,447
Health Care Providers & Services 3.9%
Allied Healthcare International, Inc.*	659,600	2,519,672
Hanger Orthopedic Group, Inc.*	458,400	3,589,272
Healthspring, Inc.*	442,600	7,409,124
Kindred Healthcare, Inc.*	160,400	4,067,744
LifePoint Hospitals, Inc.*	252,739	8,929,269
Odyssey HealthCare, Inc.*	424,700	6,926,857
Option Care, Inc.	400,900	4,518,143
Pediatrix Medical Group, Inc.*	183,900	8,494,341
Triad Hospitals, Inc.*	89,800	3,617,144
		50,071,566
Life Sciences Tools & Services 1.5%
Charles River Laboratories International, Inc.*	261,700	10,478,468
Millipore Corp.*	26,800	1,859,920
PerkinElmer, Inc.	180,100	3,756,886
SFBC International, Inc.*	161,200	2,506,660
		18,601,934
Pharmaceuticals 0.8%
Par Pharmaceutical Companies, Inc.*	230,700	5,294,565
Perrigo Co.	312,900	5,262,978
		10,557,543
Industrials 25.3%
Aerospace & Defense 4.8%
Applied Signal Technology, Inc.	164,800	2,892,240
ARGON ST, Inc.*	217,900	6,212,329
Aviall, Inc.*	198,800	9,373,420
CAE, Inc.	1,066,100	8,912,596
DRS Technologies, Inc.	198,600	10,577,436
EDO Corp.	263,900	6,906,263
Herley Industries, Inc.*	228,300	4,319,436
K&F Industries Holdings, Inc.*	405,600	7,726,680
Triumph Group, Inc.*	87,400	4,127,902
		61,048,302
Air Freight & Logistics 0.6%
ABX Air, Inc.*	1,143,800	7,709,212
Building Products 0.3%
NCI Building Systems, Inc.*	63,000	3,820,320
Commercial Services & Supplies 3.3%
American Ecology Corp.	314,700	7,990,233
Clean Harbors, Inc.*	116,900	4,242,301
Covanta Holding Corp.*	174,100	2,803,010
Duratek, Inc.*	600,500	13,174,970
Hudson Highland Group, Inc.*	389,300	4,640,456
Pike Electric Corp.*	208,600	4,078,130
WCA Waste Corp.*	749,600	6,064,264
		42,993,364
Construction & Engineering 6.2%
Chicago Bridge & Iron Co., NV (New York Shares)	370,400	8,400,672
EMCOR Group, Inc.*	369,800	17,783,682
Foster Wheeler Ltd.*	379,600	16,797,300
Granite Construction, Inc.	215,200	8,894,216
Insituform Technologies, Inc. "A"*	140,800	3,604,480
Perini Corp.*	248,100	6,093,336
Sterling Construction Co., Inc.*	45,900	1,399,950
URS Corp.*	172,500	7,312,275
Washington Group International, Inc.	174,600	9,409,194
		79,695,105
Electrical Equipment 3.4%
General Cable Corp.*	958,700	30,927,662
Genlyte Group, Inc.*	102,600	7,159,428
Thomas & Betts Corp.*	97,900	5,629,250
		43,716,340
Industrial Conglomerates 1.0%
Walter Industries, Inc.	211,800	12,318,288
Machinery 3.7%
ESCO Technologies, Inc.*	42,400	2,175,120
Harsco Corp.	126,900	10,281,438
Oshkosh Truck Corp.	65,600	3,466,960
Terex Corp.*	201,700	18,455,550
Valmont Industries, Inc.	132,000	6,322,800
Watts Water Technologies, Inc. "A"	199,000	6,821,720
		47,523,588
Road & Rail 1.2%
Genesee & Wyoming, Inc.*	377,800	11,349,112
Laidlaw International, Inc.	145,900	3,676,680
		15,025,792
Trading Companies & Distributors 0.8%
WESCO International, Inc.*	165,600	10,886,544
Information Technology 9.1%
Communications Equipment 1.7%
CommScope, Inc.*	755,200	22,074,496
Computers & Peripherals 1.5%
Avid Technology, Inc.*	233,000	9,177,870
Komag, Inc.*	247,500	10,278,675
		19,456,545
Electronic Equipment & Instruments 3.5%
Aeroflex, Inc.*	666,100	7,800,031
Anixter International, Inc.	313,400	15,271,982
Applied Films Corp.*	305,600	8,663,760
Mettler-Toledo International, Inc.*	148,100	9,595,399
Scansource, Inc.*	71,200	4,192,256
		45,523,428
Internet Software & Services 0.3%
Corillian Corp.*	299,600	868,840
Openwave Systems, Inc.*	183,100	2,589,034
		3,457,874
IT Consulting & Services 0.9%
CACI International, Inc. "A"*	95,500	5,817,860
Covansys Corp.*	423,200	5,823,232
		11,641,092
Semiconductors & Semiconductor Equipment 0.8%
MKS Instruments, Inc.*	195,900	4,276,497
OmniVision Technologies, Inc.*	212,500	6,226,250
		10,502,747
Software 0.4%
Cognos, Inc.*	50,300	1,542,198
Sonic Solutions*	212,500	3,242,750
		4,784,948
Materials 9.9%
Chemicals 1.1%
Georgia Gulf Corp.	271,000	8,734,330
Pioneer Companies, Inc.*	209,600	5,820,592
		14,554,922
Construction Materials 1.0%
Florida Rock Industries, Inc.	167,282	8,799,033
Headwaters, Inc.*	128,700	3,532,815
		12,331,848
Metals & Mining 7.8%
Aleris International, Inc.*	332,800	14,386,944
Century Aluminum Co.*	199,900	8,325,835
Goldcorp, Inc.	193,275	5,925,811
Metal Management, Inc.	159,700	5,012,983
Northern Orion Resources, Inc.*	776,500	3,820,380
Northwest Pipe Co.*	176,400	4,723,992
Oregon Steel Mills, Inc.*	437,700	20,541,261
Pan American Silver Corp.*	320,600	6,168,344
Quadra Mining Ltd.*	438,000	4,016,160
RTI International Metals, Inc.*	364,200	21,870,210
Stillwater Mining Co.*	179,900	2,470,027
Worthington Industries, Inc.	192,900	3,285,087
		100,547,034
Telecommunication Services 0.2%
Diversified Telecommunication Services
Alaska Communications Systems Group, Inc.	216,600	2,690,172
Utilities 5.8%
Electric Utilities 1.0%
Allegheny Energy, Inc.*	222,100	8,099,987
Sierra Pacific Resources*	350,500	4,854,425
		12,954,412
Gas Utilities 2.4%
ONEOK, Inc.	266,000	8,934,940
Southern Union Co.	906,615	22,257,398
		31,192,338
Independent Power Producers & Energy Traders 1.5%
Dynegy, Inc. "A"*	2,172,200	11,469,216
Mirant Corp.*	326,947	8,134,441
		19,603,657
Multi-Utilities 0.9%
CMS Energy Corp.*	179,800	2,308,632
TECO Energy, Inc.	277,800	4,172,556
WPS Resources Corp.	99,200	4,842,944
		11,324,132
Total Common Stocks (Cost $935,947,415)		1,204,045,738

Closed End Investment Company 0.5%
Tortoise Energy Infrastructure Corp. (Cost $5,489,142)	222,757	6,404,264

Exchange Traded Funds 0.0%
PowerShares Lux Nanotech Portfolio (Cost $505,302)	31,800	571,446

Cash Equivalents 5.9%
Cash Management QP Trust, 5.01% (a) (Cost $75,636,040)	75,636,040	75,636,040
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,017,577,899)+	100.0	1,286,657,488
Other Assets and Liabilities, Net	0.0	(504,924)
Net Assets	100.0	1,286,152,564

* Non-income producing security.

+ The cost for federal income tax purposes was $1,017,669,945. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $268,987,543. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $304,041,449 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $35,053,906.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $941,941,859)	$ 1,211,021,448
Investment in Cash Management QP Trust (cost $75,636,040)	75,636,040
Total investments in securities, at value (cost $1,017,577,899)	1,286,657,488
Cash	1,207,424
Dividends receivable	451,207
Interest receivable	316,491
Receivable for Fund shares sold	8,540,958
Foreign taxes recoverable	1,111
Other assets	155,388
Total assets	1,297,330,067
Liabilities
Payable for Fund shares redeemed	1,865,444
Payable for investments purchased	7,516,636
Accrued management fee	758,653
Other accrued expenses and payables	1,036,770
Total liabilities	11,177,503
Net assets, at value	$ 1,286,152,564
Net Assets
Net assets consist of: Undistributed net investment income	1,260,254
Net unrealized appreciation (depreciation) on investments	269,079,589
Accumulated net realized gain (loss)	84,249,491
Paid-in capital	931,563,230
Net assets, at value	$ 1,286,152,564

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($889,131,350 ÷ 24,214,623 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)	$ 36.72
Maximum offering price per share (100 ÷ 94.25 of $36.72)	$ 38.96

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($112,848,244 ÷ 3,336,870 shares of capital stock outstanding, $.01 par value, 320,000,000 shares authorized)

$ 33.82

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($204,457,589 ÷ 5,971,935 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)

$ 34.24
Class I Net Asset Value, offering and redemption price(a) per share ($1,413,254 ÷ 36,690 shares of capital stock outstanding, $.01 par value, 80,000,000 shares authorized)	$ 38.52
Class R Net Asset Value, offering and redemption price(a) per share ($6,437,245 ÷ 174,777 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 36.83
Class S Net Asset Value, offering and redemption price(a) per share ($14,805,004 ÷ 403,268 shares of capital stock outstanding, $.01 par value, 150,000,000 shares authorized)	$ 36.71
Institutional Class Net Asset Value, offering and redemption price(a) per share ($57,059,878 ÷ 1,546,503 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 36.90

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,054)	$ 7,488,938
Interest — Cash Management QP Trust	1,328,419
Total Income	8,817,357
Expenses: Management fee	4,201,925
Services to shareholders	1,079,730
Distribution service fees	2,416,367
Custodian fees	24,470
Auditing	27,443
Legal	16,740
Directors' fees and expenses	24,224
Reports to shareholders	74,994
Registration fees	25,970
Other	25,602
Total expenses before expense reductions	7,917,465
Expense reductions	(34,102)
Total expenses after expense reductions	7,883,363
Net investment income (loss)	933,994
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	84,442,796
Foreign currency related transactions	(9,320)
84,433,476
Net unrealized appreciation (depreciation) during the period on investments	56,602,962
Net gain (loss) on investment transactions	141,036,438
Net increase (decrease) in net assets resulting from operations	$ 141,970,432

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income (loss)	$ 933,994	$ 2,738,024
Net realized gain (loss) on investment transactions	84,433,476	92,566,749
Net unrealized appreciation (depreciation) during the period on investment transactions	56,602,962	2,178,532
Net increase (decrease) in net assets resulting from operations	141,970,432	97,483,305
Distributions to shareholders from: Net investment income: Class A	(2,067,995)	—
Class I	(21,410)	—
Class S	(39,230)	—
Institutional Class	(281,663)	—
Net realized gains: Class A	(63,017,826)	(5,302,111)
Class B	(10,231,750)	(1,087,044)
Class C	(14,688,285)	(1,118,277)
Class I	(282,105)	(8,757)
Class R	(270,393)	(10,326)
Class S	(435,484)	(1,852)
Institutional Class	(3,126,509)	(233,928)
Fund share transactions: Proceeds from shares sold	331,329,507	406,561,117
Reinvestment of distributions	77,068,337	6,557,553
Cost of shares redeemed	(177,590,938)	(322,294,511)
Redemption fees	38,805	83,860
Net increase (decrease) in net assets from Fund share transactions	230,845,711	90,908,019
Increase (decrease) in net assets	278,353,493	180,629,029
Net assets at beginning of period	1,007,799,071	827,170,042
Net assets at end of period (including undistributed net investment income of $1,260,254 and $2,736,558, respectively)	$ 1,286,152,564	$ 1,007,799,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 35.36	$ 31.98	$ 25.27	$ 18.46	$ 19.69	$ 16.49
Income (loss) from investment operations: Net investment income (loss)[b]	.06	.17	.09	.17	.12	.00***
Net realized and unrealized gain (loss) on investment transactions	4.54	3.50	6.79	6.73	(1.35)	3.20
Total from investment operations	4.60	3.67	6.88	6.90	(1.23)	3.20
Less distributions from: Net investment income	(.10)	—	(.17)	(.09)	—	—
Net realized gain on investment transactions	(3.14)	(.29)	—	—	—	—
Total distributions	(3.24)	(.29)	(.17)	(.09)	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 36.72	$ 35.36	$ 31.98	$ 25.27	$ 18.46	$ 19.69
Total Return (%)[c]	14.07**	11.55	27.37	37.49	(6.25)	19.41
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	889	703	579	351	222	177
Ratio of expenses before expense reductions (%)	1.18*	1.27	1.29	1.43	1.44	1.54
Ratio of expenses after expense reductions (%)	1.18*	1.27	1.29	1.43	1.44	1.49[d]
Ratio of net investment income (loss) (%)	.34*	.52	.35	.91	.65	.00
Portfolio turnover rate (%)	57*	67	64	67	89	73

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 32.84	$ 30.01	$ 23.76	$ 17.41	$ 18.72	$ 15.80
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.09)	(.12)	.03	(.02)	(.13)
Net realized and unrealized gain (loss) on investment transactions	4.19	3.21	6.37	6.32	(1.29)	3.05
Total from investment operations	4.12	3.12	6.25	6.35	(1.31)	2.92
Less distributions from: Net realized gain on investment transactions	(3.14)	(.29)	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 33.82	$ 32.84	$ 30.01	$ 23.76	$ 17.41	$ 18.72
Total Return (%)[c]	13.61**	10.50	26.30	36.47	(7.00)	18.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	113	109	125	133	147	160
Ratio of expenses before expense reductions (%)	2.04*	2.19	2.16	2.27	2.25	2.34
Ratio of expenses after expense reductions (%)	2.04*	2.19	2.16	2.27	2.25	2.27[d]
Ratio of net investment income (loss) (%)	(.52)*	(.40)	(.52)	.07	(.16)	(.78)
Portfolio turnover rate (%)	57*	67	64	67	89	73

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 33.19	$ 30.28	$ 23.94	$ 17.54	$ 18.84	$ 15.91
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.05)	(.09)	.04	(.01)	(.14)
Net realized and unrealized gain (loss) on investment transactions	4.24	3.25	6.43	6.36	(1.30)	3.08
Total from investment operations	4.19	3.20	6.34	6.40	(1.31)	2.94
Less distributions from: Net realized gain on investment transactions	(3.14)	(.29)	—	—	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 34.24	$ 33.19	$ 30.28	$ 23.94	$ 17.54	$ 18.85
Total Return (%)[c]	13.68**	10.64	26.48	36.49	(6.95)	18.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	204	152	106	71	49	32
Ratio of expenses before expense reductions (%)	1.91*	2.05	2.04	2.21	2.23	2.36
Ratio of expenses after expense reductions (%)	1.91*	2.05	2.04	2.21	2.23	2.28[d]
Ratio of net investment income (loss) (%)	(.39)*	(.26)	(.40)	.13	(.14)	(.79)
Portfolio turnover rate (%)	57*	67	64	67	89	73

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class I Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 37.04	$ 33.38	$ 26.39	$ 19.30	$ 20.45	$ 17.02
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.26	.19	.29	.24	.10
Net realized and unrealized gain (loss) on investment transactions	4.78	3.69	7.09	7.01	(1.39)	3.33
Total from investment operations	4.89	3.95	7.28	7.30	(1.15)	3.43
Less distributions from: Net investment income	(.27)	—	(.29)	(.21)	—	—
Net realized gain on investment transactions	(3.14)	(.29)	—	—	—	—
Total distributions	(3.41)	(.29)	(.29)	(.21)	—	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 38.52	$ 37.04	$ 33.38	$ 26.39	$ 19.30	$ 20.45
Total Return (%)	14.24**	11.90	27.87	38.24	(5.62)	20.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	3	2	2	6	5
Ratio of expenses before expense reductions (%)	.86*	.93	.91	.87	.84	.90
Ratio of expenses after expense reductions (%)	.86*	.93	.91	.87	.84	.88[c]
Ratio of net investment income (loss) (%)	.66*	.86	.73	1.47	1.25	.62
Portfolio turnover rate (%)	57*	67	64	67	89.73

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] The ratio of operating expenses after expense reductions includes a reimbursement by the Advisor associated with the cancellation of the merger between the Fund and Scudder Small Company Value Fund.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended November 30,	2006[a]	2005	2004	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 35.38	$ 32.09	$ 25.26	$ 22.96
Income (loss) from investment operations: Net investment income (loss)[c]	.03	.08	(.06)	.04
Net realized and unrealized gain (loss) on investment transactions	4.56	3.50	6.90	2.26
Total from investment operations	4.59	3.58	6.84	2.30
Less distributions from: Net investment income	—	—	(.01)	—
Net realized gain on investment transactions	(3.14)	(.29)	—	—
Total distributions	(3.14)	(.29)	(.01)	—
Redemption fees	.00***	.00***	—	—
Net asset value, end of period	$ 36.83	$ 35.38	$ 32.09	$ 25.26
Total Return (%)	13.99**	11.22[d]	27.07	10.02**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3.737		.013
Ratio of expenses before expense reductions (%)	1.34*	1.68	1.79	1.35*
Ratio of expenses after expense reductions (%)	1.34*	1.54	1.79	1.35*
Ratio of net investment income (loss) (%)	.18*	.25	(.15)	.90*
Portfolio turnover rate (%)	57*	67	64	67

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	2006[a]	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 35.44	$ 33.09
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.25
Net realized and unrealized gain (loss) on investment transactions	4.54	2.39
Total from investment operations	4.66	2.64
Less distributions from: Net investment income	(.25)	—
Net realized gain on investment transactions	(3.14)	(.29)
Total distributions	(3.39)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 36.71	$ 35.44
Total Return (%)	14.24**	8.05**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	4
Ratio of expenses (%)	.83*	.98*
Ratio of net investment income (loss) (%)	.69*	.97*
Portfolio turnover rate (%)	57*	67

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 35.61	$ 32.10	$ 25.31	$ 18.48	$ 19.74
Income (loss) from investment operations: Net investment income (loss)[c]	.12	.27	.20	.26	.03
Net realized and unrealized gain (loss) on investment transactions	4.57	3.53	6.81	6.71	(1.29)
Total from investment operations	4.69	3.80	7.01	6.97	(1.26)
Less distributions from: Net investment income	(.26)	—	(.22)	(.14)	—
Net realized gain on investment transactions	(3.14)	(.29)	—	—	—
Total distributions	(3.40)	(.29)	(.22)	(.14)	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 36.90	$ 35.61	$ 32.10	$ 25.31	$ 18.48
Total Return (%)	14.28**	11.91	27.91	38.07	(6.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	34	15.619		.001
Ratio of expenses (%)	.84*	.95	.88	.85	1.18*
Ratio of net investment income (loss) (%)	.68*	.84	.76	1.49	.58*
Portfolio turnover rate (%)	57*	67	64	67	89

[a] For the six months ended May 31, 2006 (Unaudited).

[b] For the period from August 19, 2002 (commencement of operations of Institutional Class shares) to November 30, 2002.

[c] Based on average shares outstanding during the period.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Small Cap Value Fund (formerly Scudder-Dreman Small Cap Value Fund) (the ``Fund'') is a diversified series of DWS Value Series, Inc. (formerly Scudder Value Series, Inc.) (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class and Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge. Class S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information for further information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $423,982,785 and $315,253,398, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.75% of the first $250 million of the Fund's average daily net assets, 0.72% of the next $750 million of such net assets, 0.70% of the next $1.5 billion of such net assets, 0.68% of the next $2.5 billion of such net assets, 0.65% of the next $2.5 billion of such net assets, 0.64% of the next $2.5 billion of such net assets, 0.63% of the next $2.5 billion of such net assets and 0.62% of such net assets in excess of $12.5 billion, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.73% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund. DVM is paid by the Advisor for its services.

Effective October 1, 2003 through February 28, 2006, the Advisor had agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50%, 1.00%, 1.27% and 1.17% of average daily net assets for Class A, B, C, I, S and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees and organizational and offering expenses).

Effective October 1, 2005 through September 30, 2006, the Advisor has agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of Class R shares at 1.60% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, directors and directors' counsel fees, and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C, I, R and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended May 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2006
Class A	$ 665,034	$ 229,404
Class B	151,000	62,816
Class C	121,334	46,439
Class I	815	—
Class R	2,142	1,071
Class S	3,571	1,135
Institutional Class	7,666	7,136
	$ 951,562	$ 348,001

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of average daily net assets of Class R shares and of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 423,687	$ 74,338
Class C	673,742	127,815
Class R	5,484	1,355
	$ 1,102,913	$ 203,508

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annualized Effective Rate
Class A	$ 948,506	$ 94,981.24%
Class B	139,968	23,721.25%
Class C	219,718	42,434.24%
Class R	5,262	1,957.25%
	$ 1,313,454	$ 163,093

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2006, aggregated $5,225.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2006, the CDSC for Class B and C shares aggregated $108,249 and $13,744 respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended May 31, 2006, DWS-SDI received $8,421.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,512, of which $8,040 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $11,439, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian and transfer agent expenses. During the six months ended May 31, 2006, the custodian fee and transfer agent fee were reduced by $2,556 and $20,107 for custodian and transfer agent credits earned, respectively.

E Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,192,178	$ 223,341,529	8,761,264	$ 291,895,675
Class B	358,146	11,932,129	672,346	20,679,686
Class C	1,624,889	54,824,559	1,969,203	61,599,176
Class I	3,737	133,114	76,595	2,675,508
Class R	97,451	3,580,668	90,736	3,002,934
Class S	315,781	11,528,988	109,694*	3,656,919*
Institutional Class	749,674	25,988,520	699,202	23,051,219
		$ 331,329,507		$ 406,561,117
Shares issued to shareholders in reinvestment of distributions
Class A	1,688,454	$ 55,946,389	144,817	$ 4,670,363
Class B	306,183	9,373,497	33,286	1,003,251
Class C	323,278	10,023,466	27,009	821,882
Class I	8,760	303,488	260	8,756
Class R	7,893	262,804	308	9,968
Class S	13,882	462,431	31*	1,004*
Institutional Class	20,715	696,262	1,306	42,329
		$ 77,068,337		$ 6,557,553
Shares redeemed
Class A	(3,539,426)	$ (126,783,990)	(7,142,994)	$ (236,996,532)
Class B	(631,875)	(21,000,906)	(1,563,279)	(48,070,978)
Class C	(564,353)	(18,991,246)	(898,265)	(27,975,843)
Class I	(68,333)	(2,366,332)	(30,254)	(1,037,316)
Class R	(11,955)	(438,690)	(32,628)	(1,113,714)
Class S	(29,927)	(1,087,429)	(6,193)*	(211,958)*
Institutional Class	(188,689)	(6,922,345)	(205,974)	(6,888,170)
		$ (177,590,938)		$ (322,294,511)
Redemption fees		$ 38,805		$ 83,860
Net increase (decrease)
Class A	4,341,206	$ 152,519,181	1,763,087	$ 59,645,446
Class B	32,454	306,611	(857,647)	(26,385,305)
Class C	1,383,814	45,860,283	1,097,947	34,449,762
Class I	(55,836)	(1,912,720)	46,601	1,646,948
Class R	93,389	3,404,868	58,416	1,899,674
Class S	299,736	10,904,170	103,532*	3,446,096*
Institutional Class	581,700	19,763,318	494,534	16,205,398
		$ 230,845,711		$ 90,908,019

* For the period February 28, 2005 (commencement of operations of Class S shares) to November 30, 2005.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of shareholders (the "Meeting") of DWS Dreman Small Cap Value Fund (the "Fund") was held on June 28, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154.

The Meeting was reconvened on July 19, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

I. Approval of a Plan of Reclassification to reclassify:

(a) All of the Fund's Class I shares as Institutional Class shares

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
26,129.304	0.000	0.000	0.000

The Meeting was adjourned until a future date, at which time the following matter will be voted upon by the shareholders.

I. Approval of a Plan of Reclassification to reclassify:

(b) All of the Fund's Class R shares as Class A shares

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Account Management Resources

For shareholders of Classes A, B, C, I and Institutional
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KDSAX	KDSBX	KDSCX	KDSIX
CUSIP Number	23338F-820	23338F-812	23338F-796	23338F-754
Fund Number	088	288	388	545
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KDSRX
CUSIP Number	23338F-788
Fund Number	1507
For shareholders of Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KDSSX
Fund Number	2389

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Small Cap Value Fund, a series of DWS Value Series, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006